DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS
Delaware Tax-Free New Jersey Fund
Delaware Tax-Free Oregon Fund

(each, a “Fund” and together, the “Funds”)

Supplement to the Funds’ Statutory Prospectus dated April 30, 2021

On March 2, 2022, the Board of Trustees unanimously approved a proposal to update current guidelines for certain tax-free municipal bond funds to clearly define an upper limit of 20% exposure to high yield securities. These changes will take effect approximately forty-five (45) days after the date of this Supplement.

The following replaces the information in the section entitled “Fund summary – Delaware Tax-Free New Jersey Fund – What are the Fund’s principal investment strategies?”

Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and any applicable state income tax for individual residents of the state of New Jersey (80% policy). However, the Fund typically attempts to invest all of its assets in securities that pay interest that is exempt from federal income tax and state income tax for individual residents of such state, but may invest up to 20% of its net assets in securities that pay interest that is subject to the federal alternative minimum tax. Such securities include obligations issued by municipalities and other authorities in New Jersey and US possessions and territories. In certain cases, dividends paid by the Fund may also be exempt from local personal income taxes.

The Fund primarily invests in high quality municipal securities that are rated as, or, if unrated, are determined by the Manager to be, investment grade at the time of purchase. The Fund may invest in securities insured against default by independent insurance companies and revenue bonds. The Fund may also invest in variable and floating rate securities, as well as interest rate swaps, futures and options on futures to hedge against interest rate changes and inverse floaters to produce income.

To a lesser extent, the Fund may invest up to 20% of its net assets in high yield, below investment grade municipal bonds (commonly known as “high yield” or “junk bonds”). High yield bonds include those that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by Standard & Poor’s and unrated bonds that are determined by the Manager to be of equivalent quality. When making investment decisions, the Manager focuses on bonds that it believes can generate attractive and consistent income.

In selecting investments for the Fund, the Manager considers various factors, including: a security’s maturity, coupon, yield, credit quality, call protection and relative value and the outlook for interest rates and the economy. The Manager may sell a security for various reasons, including to replace it with a security that offers a higher yield or better value, respond to a deterioration in credit quality, or raise cash. The Manager generally considers any capital gains or losses that may be incurred upon the sale of an investment. In addition, the Manager considers the duration of the Fund’s portfolio when deciding whether to buy or sell a security.

The Fund will generally have a dollar-weighted average effective maturity of between 5 and 30 years.

The following replaces the information in the section entitled “Fund summary – Delaware Tax-Free Oregon Fund – What are the Fund’s principal investment strategies?”

Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and any applicable state income tax for individual residents of the state of Oregon (80% policy). However, the Fund typically attempts to invest all of its assets in securities that pay interest that is exempt from federal income tax and state income tax for individual residents of such state, but may invest up to 20% of its net assets in securities that pay interest that is subject to the federal alternative minimum tax. Such securities include obligations issued by municipalities and other authorities in Oregon and US possessions and territories. In certain cases, dividends paid by the Fund may also be exempt from local personal income taxes.

The Fund primarily invests in high quality municipal securities that are rated as, or, if unrated, are determined by the Manager to be, investment grade at the time of purchase. The Fund may invest in securities insured against default by independent insurance companies and revenue bonds. The Fund may also invest in variable and floating rate securities, as well as interest rate swaps, futures and options on futures to hedge against interest rate changes and inverse floaters to produce income.

To a lesser extent, the Fund may invest up to 20% of its net assets in high yield, below investment grade municipal bonds (commonly known as “high yield” or “junk bonds”). High yield bonds include those that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by Standard & Poor’s and unrated bonds that are determined by the Manager to be of equivalent quality. When making investment decisions, the Manager focuses on bonds that it believes can generate attractive and consistent income.

In selecting investments for the Fund, the Manager considers various factors, including: a security’s maturity, coupon, yield, credit quality, call protection and relative value and the outlook for interest rates and the economy. The Manager may sell a security for various reasons, including to replace it with a security that offers a higher yield or better value, respond to a deterioration in credit quality, or raise cash. The Manager generally considers any capital gains or losses that may be incurred upon the sale of an investment. In addition, the Manager considers the duration of the Fund’s portfolio when deciding whether to buy or sell a security.

The Fund will generally have a dollar-weighted average effective maturity of between 5 and 30 years.

The following replaces the information in the section entitled “How we manage the Funds – The securities in which the Funds typically invest – Tax-exempt obligations – How the Funds use them:”.

Tax-exempt obligations

How the Funds use them: Under normal conditions, each Fund may invest without limit in tax-exempt investment grade debt obligations. Tax-exempt investment grade debt obligations are bonds rated in the top four quality grades by S&P or similarly rated by another nationally recognized statistical rating organization (NRSRO), or in unrated tax-exempt obligations if, in the Manager's opinion, they are equivalent in quality to being rated in the top four quality grades. These bonds may include general obligation bonds and revenue bonds.

The following replaces the information in the section entitled “How we manage the Funds – The securities in which the Funds typically invest – High-yield, high-risk municipal bonds (junk bonds) – How the Funds use them:”.

High yield, high-risk municipal bonds (junk bonds)

How the Funds use them: Each Fund may invest up to 20% of its net assets in high yield fixed income securities.

The following replaces the information in the section entitled “How we manage the Funds – The securities in which the Funds typically invest – Inverse floaters – How the Funds use them:”.

Inverse floaters

How the Funds use them: Each Fund may invest up to 25% of its net assets in inverse floaters when the underlying bond is tax-exempt. However, a Fund's investments in taxable securities (including investments in inverse floaters on taxable securities and taxable high-yield fixed income securities) are limited to 20% of the Fund's net assets.

Where a Fund has invested in inverse floaters that are deemed to be borrowings, the Fund will designate cash and liquid securities in an amount sufficient to terminate the inverse floater program, and will adjust the value of those designated assets on a daily basis.

The following replaces the information in the section entitled “How we manage the Funds – The securities in which the Funds typically invest – Futures and options – How the Funds use them:”.

Futures and options

How the Funds use them: The Funds may invest in futures, options, and closing transactions related thereto. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the market a Fund's cash, short-term debt securities, and other money market instruments at times when the Fund's assets are not fully invested. Each Fund may only enter into these transactions for hedging purposes if it is consistent with its investment objective and policies.

A Fund may invest up to an aggregate of 20% of its net assets in futures, options, swaps, and other taxable instruments (including taxable high-yield fixed income securities).

At times when the Manager anticipates adverse conditions, it may want to protect gains on securities or swap agreements for a Fund without actually selling them. The Manager might use futures or options on futures to seek to neutralize the effect of any price declines, without selling the securities or swap agreements.

Use of these strategies can increase the operating costs of the Funds and can lead to loss of principal.

The following replaces the information in the section entitled “How we manage the Funds – The securities in which the Funds typically invest – Interest rate swap, index swap, and credit default swap agreements – How the Funds use them:”.

Interest rate swap, index swap, and credit default swap agreements

How the Funds use them: Each Fund may use interest rate swaps to adjust its sensitivity to interest rates by changing its duration. Each Fund may also use interest rate swaps to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that a Fund invests in and also as a substitute for futures, options, or forward contracts if such contracts are not directly available to the Fund on favorable terms. A Fund enters into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Each Fund may invest up to an aggregate of 20% of its net assets in futures, options, swaps (subject to its 15% limitation on the aggregate notional amount of credit default swaps when the Fund is selling protection on a security or purchasing protection on a security that the Fund does not own), and other taxable investments (including taxable high-yield fixed income securities (bonds)).

At times when the Manager anticipates adverse conditions, the Manager may want to protect gains on securities without actually selling them. The Manager might use swaps to seek to neutralize the effect of any price declines without selling the securities.

Use of these strategies can increase the operating costs of the Funds and can lead to loss of principal.

The following replaces the information in the section entitled “How we manage the Funds – The securities in which the Funds typically invest – Municipal leases and certificates of participation – How the Funds use them:”.

Municipal leases and certificates of participation

How the Funds use them: Each Fund may invest without limit in investment grade municipal lease obligations (primarily through COPs), which are rated in the top four quality grades by S&P, similarly rated by another NRSRO, or those that are deemed to be of comparable quality by the Manager.

Each Fund may invest in below-investment-grade municipal lease obligations (primarily through COPs), subject to its 20% limit on investments in high yield fixed income securities.

As with a Fund's other investments, the Manager expects the Fund's investments in municipal lease obligations to be exempt from regular federal income tax. Each Fund will rely on the opinion of the bond issuer's counsel for a determination of the bond's tax-exempt status.

A feature that distinguishes COPs from municipal debt is that leases typically contain a “nonappropriation” or “abatement” clause. This means that the municipality leasing the property or facility must use its best efforts to make lease payments, but may terminate the lease without penalty if its legislature or other appropriating body does not allocate the necessary money. In such a case, the creator of the COP, or its agent, is typically entitled to repossess the property. In many cases, however, the market value of the property will be less than the amount the municipality was paying.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Funds.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated March 8, 2022.